                             LETTER OF TRANSMITTAL
               TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                               GUEST SUPPLY, INC.

                                      FOR

                             SHARES OF COMMON STOCK

                                       OF

                               SYSCO CORPORATION
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
            BASED ON THE EXCHANGE RATIO DESCRIBED IN THE PROSPECTUS

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M.,
             NEW YORK CITY TIME, ON MARCH 5, 2001 UNLESS EXTENDED.

                      The Exchange Agent for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

                              By Overnight Courier
                    Attention: Corporate Actions Department
                               150 Royall Street
                                Canton, MA 02021

                                                 Facsimile Transmission:
                By Mail:                     (for eligible institutions only)                     By Hand:
     EquiServe Trust Company, N.A.                    (781) 575-2233                  Securities Transfer & Reporting
Attention: Corporate Actions Department                                                         Services, Inc.
             P.O. Box 43014                       Confirm by Telephone:              c/o EquiServe Trust Company, N.A.
       Providence, RI 02940-3014                      (800) 730-4001                    100 William Street Galleria
                                                            or                               New York, NY 10038
                                                      (781) 575-3170

                         DESCRIPTION OF SHARES TENDERED

     List below the outstanding shares to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers on a separately signed schedule and affix the schedule to this Letter of Transmittal.


---------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF GUEST SUPPLY SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
                                      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                              (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))
---------------------------------------------------------------------------------------------------------------------------





 GUEST SUPPLY SHARES TENDERED                                     TOTAL NUMBER OF SHARES
  (ATTACH ADDITIONAL LIST IF                                            REGISTERED
          NECESSARY)               CERTIFICATE NUMBERS(1)          BY CERTIFICATE(S)(1)       NUMBER OF SHARES TENDERED(2)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------

1. Need not be completed by Book-Entry Stockholders.
2. Unless otherwise indicated, it will be assumed that all Guest Supply Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 3.

[ ] CHECK HERE IF CERTIFICATES HAVE BEEN MUTILATED, LOST, DESTROYED OR STOLEN.
    SEE INSTRUCTION 8.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by Guest Supply stockholders if certificates for Guest Supply Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 1 below) is utilized, if delivery of Guest Supply Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), pursuant to the procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus (as defined herein). Stockholders who tender Guest Supply Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Guest Supply stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date of the offer (as described in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Guest Supply Shares according to the guaranteed delivery procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Exchange Agent for purposes of this Offer (as defined below).

[ ] Check here if certificates for tendered shares are enclosed herewith.

[ ] Check here if tendered shares are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:
                              --------------------------------------------------
DTC Participant Number:
                       ---------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 1)

[ ] To be completed only if shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent. Complete the following (please enclose a photocopy of such Notice of Guaranteed Delivery):

Name of Registered
Holder(s):
          ----------------------------------------------------------------------
Window Ticket Number (if any):
                              --------------------------------------------------
Date of Execution of the Notice of Guaranteed Delivery:
                                                       -------------------------
Name of Eligible Institution that Guaranteed Delivery:
                                                      --------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby delivers to Sysco Food Services of New Jersey, Inc., a Delaware corporation and a wholly owned subsidiary of Sysco Corporation, a Delaware corporation ("SYSCO"), the above-described shares of common stock, no par value, including the associated preferred stock purchase rights (each, a "Guest Supply Share" and, collectively, the "Guest Supply Shares"), of Guest Supply, Inc., a New Jersey corporation ("Guest Supply"), pursuant to Sysco Food Services of New Jersey's offer to exchange shares of SYSCO's common stock, par value $1.00 per share (each, a "SYSCO Share" and, collectively, the "SYSCO Shares"), for all outstanding Guest Supply Shares based on the exchange ratio described in, and otherwise upon the terms and subject to the conditions set forth in, the preliminary Prospectus dated February 5, 2001, as may be amended or supplemented from time to time (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer").
    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of such extension or amendment), subject to, and effective upon, acceptance of the Guest Supply Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Sysco Food Services of New Jersey, all right, title and interest in and to all of the Guest Supply Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Guest Supply Shares and other securities (other than SYSCO common stock) issued or issuable in respect thereof on or after February 5, 2001 (collectively, the "Distributions")), and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Guest Supply Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Guest Supply Shares (and any Distributions) or transfer ownership of such Guest Supply Shares (and any Distributions) on the account books maintained by a book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Sysco Food Services of New Jersey, (b) present such Guest Supply Shares (and any Distributions) for transfer on the books of Guest Supply and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Guest Supply Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.
    By executing this Letter of Transmittal, effective upon the acceptance for exchange of the Guest Supply Shares tendered hereby pursuant to the Offer, the undersigned hereby irrevocably appoints Michael C. Nichols and Kent R. Berke in their respective capacities as officers of Sysco Food Services of New Jersey, and any individual who shall thereafter succeed to any such office of Sysco Food Services of New Jersey, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Guest Supply stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to execute any written consent concerning, any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Guest Supply Shares (and any and all Distributions) tendered hereby and accepted for exchange by Sysco Food Services of New Jersey.
    This proxy and power of attorney is coupled with an interest in the Guest Supply Shares and is irrevocable and is granted in consideration of the acceptance of such Guest Supply Shares (and any Distributions) by Sysco Food Services of New Jersey in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any other powers of attorney and proxies granted by the undersigned at any time with respect to such Guest Supply Shares (and any Distributions) and no subsequent powers of attorney and proxies, consents or revocations will be given (and, if given, will not be deemed effective) with respect thereto by the undersigned. Sysco Food Services of New Jersey reserves the right to require that, in order for Guest Supply Shares (or other Distributions) to be deemed validly tendered, immediately upon Sysco Food Services of New Jersey's acceptance for exchange of such Guest Supply Shares, Sysco Food Services of New Jersey or its designee must be able to exercise full voting, consent and other rights with respect to such Guest Supply Shares (and any and all Distributions), including voting at any meeting of Guest Supply stockholders.
    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Guest Supply Shares (and any Distributions) tendered hereby, that the undersigned owns the Guest Supply Shares tendered hereby free and clear of any and all encumbrances of any nature and that when the same are accepted for exchange by Sysco Food Services of New Jersey, Sysco Food Services of New Jersey will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Sysco Food Services of New Jersey to be necessary or desirable to complete the sale, assignment and transfer of the Guest Supply Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Sysco Food Services of New Jersey, any and all Distributions in respect of the Guest Supply Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Sysco Food Services of New Jersey shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Guest Supply Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Sysco Food Services of New Jersey, in its sole discretion.
    The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The
Offer -- Withdrawal Rights" in the Prospectus, the tender of Guest Supply Shares hereby made is irrevocable.
    The undersigned understands that the valid tender of Guest Supply Shares pursuant to any one of the procedures described under "The Offer -- Procedure for Tendering" in the Prospectus and in the Instructions hereto and acceptance of such Guest Supply Shares will constitute a binding agreement between the undersigned and Sysco Food Services of New Jersey, upon the terms and subject to the conditions set forth in the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Sysco Food Services of New Jersey may not be required to accept for exchange any of the Guest Supply Shares tendered hereby.
    Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that SYSCO issue the SYSCO Shares and cause the exchange agent to issue the check for cash in lieu of fractional SYSCO Shares (if applicable) and/or return any certificates for Guest Supply Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Guest Supply Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby requests that the Exchange Agent mail the SYSCO Shares and/or return any certificates for Guest Supply Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Guest Supply Shares Tendered." If the Special Delivery Instructions or the Special Issuance Instructions are completed, the undersigned hereby requests that SYSCO issue the SYSCO Shares and/or return any certificates for Guest Supply Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that the Exchange Agent credit any Guest Supply Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Sysco Food Services of New Jersey has no obligation to transfer any Guest Supply Shares from the name of the registered holder thereof if Sysco Food Services of New Jersey does not accept any of the Guest Supply Shares so tendered.

        ----------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 4, 5 AND 7)

       To be completed ONLY if the SYSCO Shares and the check for cash, if applicable, to be issued in lieu of fractional SYSCO Shares are to be issued in the name of someone other than the undersigned, if certificates for any Guest Supply Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if Guest Supply Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   (Complete as applicable)

   Name
        ----------------------------------------------------
                          (PLEASE PRINT)

   Address
           -------------------------------------------------

   Zip Code
            ------------------------------------------------

   Tax Identification Or Social Security Number (See
   Substitute Form W-9 Herein)
                              ------------------------------

   Credit Guest Supply Shares not tendered, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:

   [ ] The Depository Trust Company

   [ ]
       -----------------------------------------------------

   Account Number:
                  ------------------------------------------

   Credit SYSCO Shares issued pursuant to the Offer by book-entry transfer to:

   [ ] The Depository Trust Company

   [ ]
       -----------------------------------------------------

   Account Number:
                  ------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 4, 5 AND 7)

       To be completed ONLY if certificates for any Guest Supply Shares not tendered or not accepted for exchange and the SYSCO Shares and the check for cash, if applicable, to be issued in lieu of fractional SYSCO Shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Guest Supply Shares Tendered."

   Deliver:  [ ] Check  [ ] Certificate(s) to:

   (Complete as applicable)

   Name
        ----------------------------------------------------
                          (PLEASE PRINT)

   Address
            ------------------------------------------------

   Zip Code
            ------------------------------------------------

   Is this a permanent address change?
   [ ] Yes      [ ] No (check one box)

   Tax Identification or Social Security Number
   (See Substitute Form W-9 Herein)
                                    ------------------------

        ----------------------------------------------------------------

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                   GUEST SUPPLY SHARES REGARDLESS OF WHETHER
          GUEST SUPPLY SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH,
           UNLESS AN AGENT'S MESSAGE IS DELIVERED IN CONNECTION WITH
               A BOOK-ENTRY TRANSFER OF SUCH GUEST SUPPLY SHARES)

  This Letter of Transmittal must be signed by the registered holder(s) of shares exactly as their name(s) appear(s) on certificate(s) for shares or on a security position listing, or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 4 below.
  If the signature appearing below is not of the registered holder(s) of the shares, then the registered holder(s) must sign a valid power of attorney.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Dated:                           , 2001
      ---------------------------

Name(s):
        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone
No.:
    ----------------------------------------------------------------------------

Tax Identification or Social Security No.:
                                          --------------------------------------

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (IF REQUIRED -- SEE INSTRUCTIONS 2 AND 4 BELOW)

CERTAIN SIGNATURES MUST BE GUARANTEED BY A SIGNATURE GUARANTOR.

--------------------------------------------------------------------------------
(NAME OF SIGNATURE GUARANTOR GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:                           , 2001
      ---------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND GUEST SUPPLY SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Guest Supply stockholders if certificates representing Guest Supply Shares are to be forwarded herewith, or, unless an Agent's Message (defined below in this Instruction 1) is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under "The Offer -- Procedure for Tendering." For a Guest Supply stockholder to validly tender Guest Supply Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted Agent's Message in the case of a book-entry transfer, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such shares must be received by the Exchange Agent at its address, or (2) such shares must be transferred pursuant to the procedures for book-entry transfer described herein and in the Prospectus under "The Offer -- Procedure for Tendering," and a book-entry confirmation must be received by the Exchange Agent on or prior to the expiration date of the offer. A stockholder who desires to tender Guest Supply Shares and who cannot comply with procedures set forth herein for tender on a timely basis or whose shares are not immediately available must comply with the guaranteed delivery procedures discussed below.
     If a Guest Supply stockholder desires to tender Guest Supply Shares pursuant to the Offer and (1) certificates representing such Guest Supply Shares are not immediately available, (2) time will not permit such Letter of Transmittal, certificates representing such Guest Supply Shares or other required documents to reach the Exchange Agent on or prior to the expiration date of the offer, or (3) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the expiration date of the offer, such stockholder may nevertheless tender such Guest Supply Shares with the effect that such tender will be deemed to have been received on or prior to the expiration date of the offer if the guaranteed delivery procedures set forth in the Prospectus under "The Offer -- Guaranteed Delivery" are followed. Pursuant to such procedures, (1) the tender must be made by or through an Eligible Institution (as defined in Instruction 2 below), (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by Sysco Food Services of New Jersey must be received by the Exchange Agent on or prior to the expiration date of the offer, and (3) the certificates for all tendered Guest Supply Shares, in proper form for transfer (or a book-entry confirmation of the transfer of such shares into the Exchange Agent's account at DTC as described in the Prospectus) together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted Agent's Message, must be received by the Exchange Agent within three NYSE trading days after the execution of the Notice of Guaranteed Delivery.
     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Guest Supply Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Sysco Food Services of New Jersey may enforce such agreement against the participant.
     The signatures on this Letter of Transmittal cover the Guest Supply Shares tendered hereby.
     The method of delivery of this Letter of Transmittal, the Guest Supply Shares and all other required documents, including delivery through the Book-Entry Transfer Facility, to the Exchange Agent is at the election and sole risk of the Guest Supply stockholder. The delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). Instead of delivery by mail, Guest Supply stockholders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent before the expiration date of the offer. Guest Supply stockholders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such stockholder.
     No alternative, conditional or contingent tenders will be accepted, and no fractional Guest Supply Shares will be purchased. All tendering Guest Supply stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Guest Supply Shares for exchange.
     2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member of or participant in a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program and the Stock Exchange Medallion Program (generally a bank, broker, dealer, credit union, savings association) or by an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution") unless the Guest Supply Shares tendered hereby are tendered (1) by a registered holder of Guest Supply Shares (or by a participant in DTC whose name appears on a security position listing as the owner of such Guest Supply Shares) who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal, or (2) for the account of an Eligible Institution. If the Guest Supply Shares are registered in the name of a person other than the signer of the Letter of Transmittal or if Guest Supply Shares not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Guest Supply Shares not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Guest Supply Shares must be guaranteed as described above. Beneficial owners whose Guest Supply Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Guest Supply Shares. See "The Offer -- Procedure for Tendering Shares," in the Prospectus.

     3. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Guest Supply Shares evidenced by any share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Guest Supply Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Guest Supply Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date of the offer or the termination of the Offer. All Guest Supply Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
     4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Guest Supply Shares tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Guest Supply Shares tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Guest Supply Shares.
     If any of the Guest Supply Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Guest Supply Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.
     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Sysco Food Services of New Jersey, of their authority so to act must be submitted.
     If this Letter of Transmittal is signed by the registered holder(s) of the Guest Supply Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless certificates for SYSCO Shares or certificates for Guest Supply Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.
     5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. If certificates for Guest Supply Shares and a check for cash (in the case of any cash in lieu of fractional SYSCO Shares), and certificates for Guest Supply Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Guest Supply Shares by book-entry transfer may request that Guest Supply Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Guest Supply Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Guest Supply Shares were delivered.
     6. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. The tendering Guest Supply stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the Guest Supply stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the Guest Supply stockholder is subject to backup withholding of United States federal income tax. If a tendering Guest Supply stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering Guest Supply stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of cash in lieu of fractional shares of SYSCO Shares. If the tendering Guest Supply stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Guest Supply stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all cash payments until a TIN is provided to the Exchange Agent. See also "Important Tax Information" below.
     7. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 7, Sysco Food Services of New Jersey, will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Guest Supply Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Guest Supply Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Sysco Food Services of New Jersey of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Guest Supply Shares tendered hereby.
     8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING CERTIFICATES. If any certificate(s) representing Guest Supply Shares has been mutilated, lost, destroyed or stolen, the stockholder should promptly notify Mellon

Investor Services, LLC, Guest Supply's transfer agent, at (917) 320-6273. The stockholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen share certificates have been followed.
     9. INADEQUATE SPACE. If the space provided herein under "Description of Guest Supply Shares Tendered" is inadequate, the number of Guest Supply Shares tendered and the share certificate numbers with respect to such Guest Supply Shares should be listed on a separate signed schedule attached hereto.
     10. IRREGULARITIES. We will determine questions as to the validity, form, eligibility, time of receipt, and acceptance for exchange of any tender of Guest Supply Shares, in our sole discretion, and our determination shall be final and binding. We reserve the absolute right to reject any and all tenders of Guest Supply Shares that we determine are not in proper form or the acceptance for exchange of or exchange for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive (to the extent allowable by applicable law) any of the conditions of the Offer or any defect or irregularity in the tender of any Guest Supply Shares. No tender of Guest Supply Shares will be deemed to have been validly made until all defects and irregularities in tenders of Guest Supply Shares have been cured or waived. Neither we, the Exchange Agent, the Information Agent (as indicated on the last page of this Letter of Transmittal) nor any other person will be under any duty to give notification of any defects or irregularities in the tender of any Guest Supply Shares or will incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the Offer, including this Letter of Transmittal and the Instructions, will be final and binding.
     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and telephone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.
     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR GUEST SUPPLY SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE OFFER.

                             ---------------------

                           IMPORTANT TAX INFORMATION
     Under United States federal income tax law, a Guest Supply stockholder whose tendered Guest Supply Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering Guest Supply stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, cash payments that are made to such stockholder in lieu of fractional shares of SYSCO Shares may be subject to federal backup withholding.
     Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, check the box marked "Exempt" in Part 4 on the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.
     If federal backup withholding applies, the Exchange Agent is required to withhold 31% of any cash payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9
     To prevent federal backup withholding on cash payments that are made to a stockholder in lieu of fractional shares of SYSCO Shares, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or
(iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT
     The stockholder is required to give the Exchange Agent the TIN of the record owner of the Guest Supply Shares. If the Guest Supply Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all cash payments until a TIN is provided to the Exchange Agent.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 6)

---------------------------------------------------------------------------------------------------------------------------
                                                  PAYER'S NAME: EQUISERVE
---------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND  ------------------------------------
  FORM W-9                CERTIFY BY SIGNING AND DATING BELOW                          Substitute Social Security Number
  Department of                                                                               Form W-9 Number(s)
  the Treasury                                                                       ------------------------------------
  Internal Revenue                                                                                    or
  Service                                                                               Employer Identification Number
                         --------------------------------------------------------------------------------------------------
                          PART 2 -- Certification -- Under penalties of perjury, I certify that: (1) The Taxpayer
  PAYER'S REQUEST         Identification Number shown on this form is my correct Taxpayer Identification Number (or I am
  FOR TAXPAYER            waiting for a number to be issued to me), and (2) I am not subject to backup withholding because
  IDENTIFICATION          (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue
  NUMBER ("TIN")          Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) The IRS has notified me that I am no longer subject to backup withholding.
                         --------------------------------------------------------------------------------------------------
                          CERTIFICATION INSTRUCTIONS -- You must cross out item (2)
                          above if you have been notified by the IRS that you are
                          subject to backup withholding because of underreporting                   PART 3
                          interest or dividends on your tax return. However, if
                          after being notified by the IRS that you are subject to              Awaiting TIN [  ]
                          backup withholding you receive another notification from
                          the IRS stating that you are no longer subject to backup   ------------------------------------
                          withholding, do not cross out item (2). The Internal
                          Revenue Service does not require your consent to any                      PART 4
                          provision of this document other than the certifications
                          required to avoid backup withholding.                                   Exempt [  ]
                                                                                    ---------------------------------------


                          Signature: ---------------------------------------------------- Date: ----------------------------, 2001


                          Name (Please Print):-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature: -------------------------------- Date: -----------------------, 2001


Name (Please Print):----------------------------------------------------------
------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP
      WITHHOLDING AND A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below. Holders of shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                      E-mail: proxy@mackenziepartners.com

                                 (212) 929-5500
                       OR CALL TOLL FREE: (800) 322-2885